Putnam Sustainable Leaders Fund
The fund's portfolio
9/30/23 (Unaudited)

COMMON STOCKS (97.8%)(a)
	Shares	Value
Automobiles (1.0%)
General Motors Co.	1,641,900	$54,133,443

		54,133,443
Banks (3.1%)
Bank of America Corp.	2,959,326	81,026,346
JPMorgan Chase & Co.	555,100	80,500,602

		161,526,948
Beverages (1.2%)
Heineken NV (Netherlands)	678,641	59,698,389

		59,698,389
Biotechnology (1.4%)
Regeneron Pharmaceuticals, Inc.(NON)	88,200	72,585,072

		72,585,072
Broadline retail (4.2%)
Amazon.com, Inc.(NON)	1,684,440	214,126,013

		214,126,013
Capital markets (3.3%)
Charles Schwab Corp. (The)	1,180,000	64,782,000
KKR & Co., Inc.	1,012,000	62,339,200
TPG, Inc.	1,493,731	44,991,178

		172,112,378
Chemicals (4.1%)
Eastman Chemical Co.	756,500	58,038,680
Ginkgo Bioworks Holdings, Inc.(NON)	5,802,091	10,501,785
Linde PLC	275,000	102,396,250
Novozymes A/S Class B (Denmark)	1,046,374	42,182,803

		213,119,518
Commercial services and supplies (0.8%)
Waste Connections, Inc.	289,100	38,826,130

		38,826,130
Consumer staples distribution and retail (3.8%)
Kroger Co. (The)	1,002,900	44,879,775
Target Corp.	58,300	6,446,231
Walmart, Inc.	899,900	143,921,007

		195,247,013
Electric utilities (2.7%)
Constellation Energy Corp.	1,127,000	122,933,160
NextEra Energy, Inc.	256,500	14,694,885

		137,628,045
Entertainment (1.2%)
Walt Disney Co. (The)(NON)	750,300	60,811,815

		60,811,815
Financial services (2.3%)
Visa, Inc. Class A	520,600	119,743,206

		119,743,206
Ground transportation (1.0%)
Canadian Pacific Railway, Ltd. (Canada)	678,700	50,448,409

		50,448,409
Health care equipment and supplies (3.3%)
Boston Scientific Corp.(NON)	2,207,700	116,566,560
Cooper Cos., Inc. (The)	174,700	55,556,347

		172,122,907
Health care providers and services (2.8%)
UnitedHealth Group, Inc.	290,400	146,416,776

		146,416,776
Hotels, restaurants, and leisure (3.8%)
Chipotle Mexican Grill, Inc.(NON)	41,500	76,020,945
Hilton Worldwide Holdings, Inc.	793,736	119,203,272

		195,224,217
Independent power and renewable electricity producers (0.8%)
AES Corp. (The)	2,887,400	43,888,480

		43,888,480
Industrial REITs (1.2%)
Prologis, Inc.(R)	562,000	63,062,020

		63,062,020
Life sciences tools and services (3.2%)
Danaher Corp.	264,300	65,572,830
Thermo Fisher Scientific, Inc.	197,800	100,120,426

		165,693,256
Machinery (5.4%)
Fortive Corp.	1,469,900	109,007,784
Ingersoll Rand, Inc.	1,844,600	117,537,912
Otis Worldwide Corp.	679,200	54,546,552

		281,092,248
Office REITs (0.9%)
Boston Properties, Inc.(R)	783,700	46,614,476

		46,614,476
Personal care products (2.5%)
Kenvue, Inc.	2,432,331	48,841,206
Unilever PLC (United Kingdom)	1,578,941	78,166,222

		127,007,428
Pharmaceuticals (5.7%)
Eli Lilly and Co.	253,200	136,001,316
Merck & Co., Inc.	862,800	88,825,260
Sanofi (France)	643,290	69,026,422

		293,852,998
Semiconductors and semiconductor equipment (8.4%)
Advanced Micro Devices, Inc.(NON)	545,700	56,108,874
Applied Materials, Inc.	539,200	74,652,240
ASML Holding NV (NY Reg Shares) (Netherlands)	117,600	69,226,416
NVIDIA Corp.	533,600	232,110,664

		432,098,194
Software (17.3%)
Adobe, Inc.(NON)	225,400	114,931,460
Intuit, Inc.	110,400	56,407,776
Microsoft Corp.	1,404,800	443,565,600
Roper Technologies, Inc.	238,200	115,355,496
Salesforce, Inc.(NON)	615,000	124,709,700
Synopsys, Inc.(NON)	81,500	37,406,055

		892,376,087
Specialized REITs (0.9%)
American Tower Corp.(R)	275,063	45,234,110

		45,234,110
Specialty retail (1.7%)
Home Depot, Inc. (The)	293,800	88,774,608

		88,774,608
Technology hardware, storage, and peripherals (7.7%)
Apple, Inc.	2,306,928	394,969,143

		394,969,143
Textiles, apparel, and luxury goods (1.4%)
LVMH Moet Hennessy Louis Vuitton SA (France)	72,951	55,036,184
On Holding AG Class A (Switzerland)(NON)	530,200	14,750,164

		69,786,348
Wireless telecommunication services (0.7%)
T-Mobile US, Inc.(NON)	264,999	37,113,110

		37,113,110

Total common stocks (cost $3,260,233,469)		$5,045,332,785

U.S. TREASURY OBLIGATIONS (0.1%)(a)
	Principal amount	Value
U.S. Treasury Notes
1.625%, 5/15/31(i)	$1,172,000	$958,673
1.625%, 2/15/26(i)	1,771,000	1,644,019
1.125%, 2/28/25(i)	285,000	269,299
0.75%, 4/30/26(i)	588,000	531,434
0.25%, 7/31/25(i)	659,000	603,664

Total U.S. treasury obligations (cost $4,007,089)		$4,007,089

CONVERTIBLE PREFERRED STOCKS (—%)(a)
	Shares	Value
UNEXT.com, LLC $0.00 cv. pfd. (acquired 4/14/00, cost $10,451,238) (Private)(NON)(F)(RES)	125,000	$—

Total convertible preferred stocks (cost $10,451,238)		$—

SHORT-TERM INVESTMENTS (2.2%)(a)
		Principal amount/shares	Value
Putnam Short Term Investment Fund Class P 5.57%(AFF)	Shares	90,998,467	$90,998,467
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.29%(P)	Shares	3,147,000	3,147,000
U.S. Treasury Bills 5.318%, 11/9/23		$5,700,000	5,668,142
U.S. Treasury Bills 5.419%, 12/7/23		5,700,000	5,644,458
U.S. Treasury Bills 5.324%, 11/16/23		4,600,000	4,569,554
U.S. Treasury Bills 5.453%, 10/26/23		1,400,000	1,395,069

Total short-term investments (cost $111,423,406)			$111,422,690
TOTAL INVESTMENTS

Total investments (cost $3,386,115,202)			$5,160,762,564

	FORWARD CURRENCY CONTRACTS at 9/30/23 (aggregate face value $464,550,206) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		British Pound	Sell	12/20/23	$14,349,831	$14,651,829	$301,998
		Danish Krone	Sell	12/20/23	18,332,498	18,649,999	317,501
		Euro	Sell	12/20/23	15,748,386	16,017,662	269,276
	Barclays Bank PLC
		British Pound	Sell	12/20/23	3,745,424	3,822,387	76,963
	Citibank, N.A.
		Euro	Sell	12/20/23	17,152,044	17,444,997	292,953
	HSBC Bank USA, National Association
		British Pound	Sell	12/20/23	15,734,787	16,057,786	322,999
		Danish Krone	Sell	12/20/23	30,726,071	31,254,505	528,434
		Euro	Sell	12/20/23	43,817,297	44,447,645	630,348
	JPMorgan Chase Bank N.A.
		Canadian Dollar	Sell	10/18/23	53,762,726	55,360,754	1,598,028
		Euro	Sell	12/20/23	34,017,054	34,600,012	582,958
	Morgan Stanley & Co. International PLC
		Euro	Sell	12/20/23	48,927,044	49,812,504	885,460
	State Street Bank and Trust Co.
		British Pound	Sell	12/20/23	37,188,728	37,954,170	765,442
		Euro	Sell	12/20/23	5,581,418	5,676,600	95,182
		Swiss Franc	Sell	12/20/23	15,581,906	16,067,137	485,231
	UBS AG
		Euro	Sell	12/20/23	57,255,506	58,102,839	847,333
	WestPac Banking Corp.
		Euro	Sell	12/20/23	43,880,328	44,629,380	749,052

	Unrealized appreciation						8,749,158

	Unrealized (depreciation)						—

	Total						$8,749,158
*	The exchange currency for all contracts listed is the United States Dollar.

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from July 1, 2023 through September 30, 2023 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $5,157,077,751.
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $—, or less than 0.1% of net assets.
(AFF)	Affiliated company. For investments in Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 6/30/23	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 9/30/23
Short-term investments
	Putnam Short Term Investment Fund*	$186,254,996	$66,605,394	$161,861,923	$1,975,566	$90,998,467

	Total Short-term investments	$186,254,996	$66,605,394	$161,861,923	$1,975,566	$90,998,467
* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio.
(i)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts.
(P)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(R)	Real Estate Investment Trust.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management, which has been designated as valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $934,887 at the close of the reporting period.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$97,924,925	$—	$—
Consumer discretionary	567,008,445	55,036,184	—
Consumer staples	244,088,219	137,864,611	—
Financials	453,382,532	—	—
Health care	781,644,587	69,026,422	—
Industrials	370,366,787	—	—
Information technology	1,719,443,424	—	—
Materials	170,936,715	42,182,803	—
Real estate	154,910,606	—	—
Utilities	181,516,525	—	—

Total common stocks	4,741,222,765	304,110,020	—
Convertible preferred stocks	—	—	—**
U.S. treasury obligations	—	4,007,089	—
Short-term investments	3,147,000	108,275,690	—

Totals by level	$4,744,369,765	$416,392,799	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$8,749,158	$—

Totals by level	$—	$8,749,158	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
**Value of Level 3 security is $—.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund's net assets and were not considered a significant portion of the fund's portfolio.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Forward currency contracts (contract amount)	$461,700,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com